Subsequent Events	12 Months Ended
Dec. 31, 2023
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 13 – SUBSEQUENT EVENTS:

A.	On January 25, 2024, the Company closed a public offering under which it completed the issuance and sale of 240,000 Ordinary Shares, no par value per share of the Company at a price of $4.50 per share, pre-funded warrants at a price of $4.4999, to purchase 648,890 Ordinary Shares and warrants to purchase 888,890 Ordinary Shares at an exercise price of $5.00 per share. The Warrants are exercisable immediately and will expire five years from the date of issuance. The Pre-Funded Warrants are exercisable immediately at a price of $0.0001 per share and are exercisable until exercised in full.

The Ordinary Shares, Warrants and Pre-Funded Warrants were offered and sold pursuant to an effective Registration Statement on Form F-1, as amended. The aggregate gross proceeds from this offering were approximately $4.0 million before deducting placement agent fees of $ 280 thousand and other offering expenses, of $295 thousand.

The warrants were valued at $3,024 thousand using the Black-Scholes pricing model. Issuance costs were allocated to the Ordinary Shares, prefunded warrants and warrants based on their relative fair value.

B.	On January 29, 2024, an agreement was signed with the Wolfson Medical Center (“Hospital”) in the city of Holon, Israel for the construction of a TES System pursuant to which the Company will build and install on the Hospital premises a TES System that will provide industrial steam and other services to the Hospital (including training and certification of the Hospital related staff that will be responsible for the operation and maintenance of the TES System (the “Services”).

The TES System will operate using electricity and water supplied by the Hospital and will provide the Services for a period of 7 years, commencing no later than 15 months after obtaining all necessary regulatory approvals and allowing for a two-month running-in period.

The operation of the TES System, and the required maintenance thereafter will be the responsibility of the Company which has also guaranteed am efficiency ratio of the TES System during the service period that will be examined annually; subject to a contractual remedy period, any failure to meet the efficiency ratio may give the Hospital cause to terminate the agreement and claim compensation as determined in the agreement.

In consideration for the Services, the Hospital will pay a total of approximately NIS 12 million (approximately – $3.3 million), in non-equal monthly payments and will have the option to acquire the TES System after the conclusion of the 7 year service period for an agreed amount equal to NIS 1.02 million (approximately - $ 0.3 million), and following which the Hospital will also have the option to acquire annual maintenance services (including spare parts) from the Company. If the option to acquire is not exercised, then the Company will be responsible to dismantle and vacate the TES System from the Hospital premises.

On January 18, 2024, the Company received approval for a NIS 1,708 thousand (approximately $450 thousand) grant from the IIA to be applied to this project.

C.	Commencing January 1, 2024, the Company, after examining the developments and events during the year 2023, determined that it should change the functional currency from NIS to US dollars.

This coming change in functional currency is attributable to several factors and changes in circumstances in 2023 including inter alia the commercialization of the Company’s products, changes in the composition of its cost of sales, because the majority of the Company’s available funds is denominated in U.S. dollars, the Company’s principal source of financing, following the delisting of its shares from trading in TASE, is expected to be derived from the U.S. capital markets, and all of the Company’s budgeting is conducted mainly in U.S. dollars. A change in functional currency to the US$ would result in, among other impacts, in a reclassification of the Company’s certain equity-classified warrants (whose fair value as of December 31, 2023 of approximates $1.6 million), to liabilities due to their NIS-denominated exercise price.

Hence, commencing January 1, 2024, the US dollar will be both the functional and reporting currency of the Company.